THE GABELLI U.S. TREASURY MONEY MARKET FUND

                                  ANNUAL REPORT
                              SEPTEMBER 30, 1999(A)



                                              [OMITTED PHOTO OF JUDITH A RANERI]
                                                                JUDITH A. RANERI


TO OUR SHAREHOLDERS,

     After the announcement of the second interest rate hike on August 24, the Federal Reserve indicated that its actions "should markedly diminish the risk of rising inflation going forward." At that point, the statement indicated that the Federal Reserve was operating from a neutral stance, suggesting an inclination not to tighten at the next Federal Open Market Committee ("FOMC") meeting in October, unless data showed surprising economic strength.

     The Fed decided to leave the Federal Funds rate unchanged at 5.25% at the October FOMC meeting and adopted an asymmetrical tightening bias in its policy directive, leaving the market to ponder a threat of subsequent tightening. The debate regarding future Fed action weighs heavily on the market at this time. In a statement following the meeting, the Fed affirmed the need to remain "especially alert in the months ahead to the potential for costs to increase significantly in excess of productivity which could contribute to inflation pressures". The market reacted negatively to the announcement, which added continued confusion and uncertainty to the near term direction of Treasuries. The policy shift, combined with robust economic data, strongly evokes the possibility that the Federal Reserve may change interest rates between meetings if it should spot signs of rising inflationary pressures between now and November 16.

     A relentless string of strong economic data in August confirmed low inflation, strong domestic demand, an improved global economic environment, and continued productivity-led growth. Excellent news on inflation came via the exceptionally benign core Consumer Price Index ("CPI") reading in August, which rose 0.3%, boosted by higher prices for energy and food, while the core rate rose just 0.1%, one-half the expected gain. On a year over year basis the core CPI inflation rate slowed to 1.9% in August the lowest level of core inflation since May 1966. The well-received news on consumer prices should go a long way toward alleviating Fed and market concerns over higher inflation.


-----------------------------
(a) The Fund's fiscal year ends September 30.

     Meanwhile, consumer spending measures remain robust. In August, retail sales increased by 1.2% overall, or by 0.7% excluding autos. Overall retail sales were 10.6% higher than a year ago, the strongest year over year growth since 1994. The market also received more evidence from the Commerce Department that consumers continued to part with their dollars, generating more inflation fears among market participants. In fact, August personal income rose 0.5% with a 0.9% rise in personal spending. The savings rate fell to negative 1.5% from a negative 1.3%, leaving the nation's savings rate matching a record low. Most forecasters had expected a 0.4% gain in income with a 0.7% rise in expenditures. Additionally, recently released data showed no slow down in the housing sector despite the continued steady rise in mortgage rates.

     Despite a decline in the unemployment rate, hourly earnings rose just 0.2% in August, following a downwardly revised 0.3% gain in July. This modest August increase dropped the year over year rise in hourly earnings to 3.5%, the lowest level since October 1996. Also noted was the outsized gain of 0.5% in the Producer Price Index ("PPI"). Yes, the PPIU core rate fell .01% with price declines recorded for apparel, autos and computers.

     Subsequently, the September employment report has added increased confusion to the market. Considered one more worrisome indicator, it signaled a weakness in payrolls with an outsized gain in hourly earnings. An unexpectedly weak employment report allowed markets to rally as the drop in job levels by 8,000 suggested the economy may be slowing while a rise in average hourly earnings by 0.5% created fears that tight labor markets will eventually spark inflation. In addition to a decline in the number of workers, the number of hours worked declined as well from 34.5 to 34.4 hours, while the unemployment rate remained steady at 4.2%.

     The likely outcome of the Fed's next meeting should become clearer as the remainder of September's economic data is released. Retail sales represent the demand side of the economy, the inflation side is represented by the Producer Price Index, and the production side is represented by industrial production and business inventories. With the Federal Reserve on heightened inflation watch, the PPI will be the most watched market indicator. Federal Reserve Chairman Alan Greenspan will provide insight on the assorted data in a series of scheduled speeches before the November FOMC meeting. While the market is now pricing in greater odds of a November interest rate hike, it is far from certain, as some have speculated. The upcoming inflation data remain the most integral determinant of near term monetary policy.

INVESTMENT RESULTS

     For the twelve-month period ended September 30, 1999, The Gabelli U.S. Treasury Money Market Fund's (the "Fund") total return was 4.35%. The Lipper U.S. Treasury Money Market Average had a total return of 4.17% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund's 7-day annualized yield and 30-day annualized yield on September 30, 1999 were 4.46% and 4.56%, respectively.

     For the five-year period ended September 30, 1999, the Fund's total return averaged 5.06% versus an average annual total return of 4.75% for the Lipper U.S. Treasury Money Market Average. Since inception on October 1, 1992 through September 30, 1999, the Fund had an average annual total return of 4.48%. As of September 30, 1999, shareholders total 6,459 and net assets are $480 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

MINIMUM INITIAL INVESTMENT - $10,000

     The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are voluntarily capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

DAILY DIVIDENDS

     The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax adviser for the applicability to your specific situation.

     We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.

                                        Sincerely,



                                        JUDITH A. RANERI
                                        Vice President
                                        and Portfolio Manager
October 25, 1999


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 4.46% and 4.56%, respectively.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- SEPTEMBER 30, 1999

====================================================================================================================================
                                                             ANNUALIZED
         PRINCIPAL                                          YIELD AT DATE              MATURITY                         MARKET
          AMOUNT                                             OF PURCHASE                 DATE                            VALUE
         --------                                            -----------                -------                         ------
                       U.S. TREASURY OBLIGATIONS -- 99.8%
                       U.S. TREASURY BILLS -- 72.7%
        $350,690,000   U.S. Treasury Bills ..............  4.439% to 4.887%          10/14/99-11/26/99                 $348,858,078
                                                                                                                       ------------
                                                            INTEREST RATE
                                                             -----------
                       U.S. Treasury Notes -- 27.1%
          30,000,000   U.S. Treasury Notes ..............       5.625%                   11/30/99                        30,037,932
          40,000,000   U.S. Treasury Notes ..............       5.375%                   01/31/00                        40,034,095
          15,000,000   U.S. Treasury Notes ..............       5.500%                   02/29/00                        15,014,305
          25,000,000   U.S. Treasury Notes ..............       5.500%                   03/31/00                        25,026,682
          40,000,000   U.S. Treasury Notes ..............       5.875%                   11/15/99                        20,022,440
                                                                                                                       ------------
                                                                                                                        130,135,454
                                                                                                                       ------------
TOTAL INVESTMENTS (Cost $478,993,532)(a) .................................................................    99.8%     478,993,532
OTHER ASSETS AND LIABILITIES (NET) .......................................................................     0.2        1,105,980
                                                                                                             -----     ------------
NET ASSETS (applicable to 480,099,512 shares outstanding,
  $0.001 par value, one billion shares authorized) .......................................................   100.0%    $480,099,512
                                                                                                             =====     ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .................................................                    $1.00
                                                                                                                              =====
----------------------------------------------
(a)  Aggregate cost for Federal tax purposes.


FINANCIAL HIGHLIGHTS
====================================================================================================================================

Selected data for a share of beneficial  interest  outstanding  throughout  each period.
                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                ------------------------------------------------------------------
                                                                  1999          1998            1997(C)       1996          1995
                                                                --------      --------        --------      --------      --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ....................    $   1.00      $   1.00        $   1.00      $   1.00      $   1.00
                                                                --------      --------        --------      --------      --------
   Net investment income (a) ...............................      0.0422        0.0496          0.0485        0.0492        0.0528
   Net realized gain on investments ........................      0.0005        0.0005          0.0013        0.0006        0.0002
                                                                --------      --------        --------      --------      --------
   Total from investment operations ........................      0.0427        0.0501          0.0498        0.0498        0.0530
                                                                --------      --------        --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...................................     (0.0422)      (0.0496)        (0.0485)      (0.0492)      (0.0528)
   Net realized gain on investments ........................     (0.0005)      (0.0005)        (0.0013)      (0.0006)      (0.0002)
                                                                --------      --------        --------      --------      --------
   Total distributions .....................................     (0.0427)      (0.0501)        (0.0498)      (0.0498)      (0.0530)
                                                                --------      --------        --------      --------      --------
   NET ASSET VALUE, END OF PERIOD ..........................    $   1.00      $   1.00        $   1.00      $   1.00      $   1.00
                                                                ========      ========        ========      ========      ========
   Total return+ ...........................................         4.4%          5.1%            5.1%          5.1%          5.4%
                                                                ========      ========        ========      ========      ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ....................    $480,100      $314,394        $203,542      $216,038      $218,036
   Ratio of net investment income to average net assets ....        4.19%         4.91%           4.85%         4.92%         5.30%
   Ratio of operating expenses to average net assets (b) ...        0.30%         0.30%           0.30%         0.30%         0.27%
                                                                                                                          --------

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) Net investment income before fees waived by the Manager for the fiscal years ended September 30, 1999, 1998, 1997, 1996 and 1995 were $0.0412,
     $0.0475, $0.0469, $0.0477 and $0.0516, respectively.

(b) Operating expense ratios before fees waived by the Manager for the fiscal years ended September 30, 1999, 1998, 1997, 1996 and 1995 were 0.40%,
     0.46%, 0.45%, 0.45% and 0.39%, respectively.

(c) Gabelli Funds, LLC (formerly known as Gabelli Funds, Inc.) became the sole investment adviser of the Fund on April 15, 1997.


                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED SEPTEMBER 30, 1999
====================================================================================================================================
INVESTMENT INCOME:
    Interest .....................................................................................................     $ 19,227,778
                                                                                                                       ------------
EXPENSES:
    Management fee ...............................................................................................        1,257,445
    Transfer agent fees ..........................................................................................          169,462
    Custodian fees ...............................................................................................           70,007
    Registration fees ............................................................................................           49,500
    Legal and audit fees .........................................................................................           33,700
    Trustees' fees ...............................................................................................           26,163
    Shareholder communications expenses ..........................................................................           36,631
    Miscellaneous expenses .......................................................................................           22,038
                                                                                                                       ------------
    TOTAL EXPENSES BEFORE FEES WAIVED BY MANAGER .................................................................        1,664,946
    Fees waived by Manager .......................................................................................         (407,351)
                                                                                                                       ------------
    TOTAL EXPENSES-- NET .........................................................................................        1,257,595
                                                                                                                       ------------
NET INVESTMENT INCOME ............................................................................................       17,970,183
NET REALIZED GAIN ON INVESTMENTS .................................................................................          230,183
                                                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................................................     $ 18,200,366
                                                                                                                       ============

STATEMENT OF CHANGES IN NET ASSETS
====================================================================================================================================
                                                                                            YEAR ENDED                YEAR ENDED
                                                                                           SEPTEMBER 30,             SEPTEMBER 30,
                                                                                               1999                      1998
                                                                                          ---------------           ---------------
OPERATIONS:
   Net investment income .......................................................          $    17,970,183           $    14,145,169
   Net realized gain on investments ............................................                  230,183                   240,664
                                                                                          ---------------           ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................               18,200,366                14,385,833
                                                                                          ---------------           ---------------
DISTRIBUTION TO SHAREHOLDERS:
   Net investment income .......................................................              (17,970,183)              (14,145,169)
   Net realized gain on investments ............................................                 (230,183)                 (245,894)
                                                                                          ---------------           ---------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................              (18,200,366)              (14,391,063)
                                                                                          ---------------           ---------------
SHARE TRANSACTIONS ($1.00 PER SHARE):
   Shares sold .................................................................            2,175,277,133             1,769,620,862
   Shares issued upon reinvestment of dividends and distributions ..............               17,576,389                13,843,721
   Shares redeemed .............................................................           (2,027,147,677)           (1,672,607,748)
                                                                                          ---------------           ---------------
   NET INCREASE IN NET ASSETS ..................................................              165,705,845               110,851,605
NET ASSETS:
   Beginning of period .........................................................              314,393,667               203,542,062
                                                                                          ---------------           ---------------
   End of period ...............................................................          $   480,099,512           $   314,393,667
                                                                                          ===============           ===============


                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. ORGANIZATION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced investment operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost (which approximates market value) whereby a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has undertaken to assume certain expenses of the Trust so that the total expenses do not exceed 0.30 percent of the Fund's average daily net assets. For the year ended September 30, 1999, the Manager voluntarily waived management fees of $407,351.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
================================================================================

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE GABELLI U.S. TREASURY MONEY MARKET FUND
(a series of The Gabelli Money Market Funds)


We have audited the accompanying statement of net assets of The Gabelli U.S. Treasury Money Market Fund (the "Fund") (a series of The Gabelli Money Market Funds) as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli U.S. Treasury Money Market Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                               Ernst & Young LLP

New York, New York
November 1, 1999

--------------------------------------------------------------------------------

                   1999 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during the period from October 1, 1998 through September 30, 1999 which was derived from U.S. Treasury Securities was 100%. Such income is exempt from state and local income tax in all states. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.

--------------------------------------------------------------------------------

                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                     John J. Parker
CHAIRMAN AND CHIEF                        ATTORNEY-AT-LAW
INVESTMENT OFFICER                        MCCARTHY, FINGAR, DONOVAN,
GABELLI ASSET MANAGEMENT INC.             DRAZEN &SMITH

Anthony J. Colavita                       Karl Otto Pohl
ATTORNEY-AT-LAW                           FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                 DEUTSCHE BUNDESBANK

Vincent D. Enright                        Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT              MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER               BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

                                    OFFICERS

Mario J. Gabelli, CFA                     Ronald S. Eaker
PRESIDENT                                 VICE PRESIDENT

Bruce N. Alpert                           Judith A. Raneri
VICE PRESIDENT AND                        VICE PRESIDENT
TREASURER                                 AND PORTFOLIO MANAGER

James E. McKee                            Henley L. Smith
SECRETARY                                 VICE PRESIDENT


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr &Gallagher

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------


                                                     [PHOTO OF MARIO J. GABELLI]


THE
GABELLI
U.S. TREASURY
MONEY MARKET
FUND



                                 ANNUAL Report
                            SEPTEMBER 30, 1999

GAB404Q399SR